STATEMENT OF ADDITIONAL INFORMATION (“SAI”) SUPPLEMENT

NORTHERN FUNDS

SUPPLEMENT DATED AUGUST 9, 2017 TO

SAI DATED JULY 31, 2017, AS SUPPLEMENTED

The following replaces the information for the portfolio manager listed below with respect to the Large Cap Core Fund and Large Cap Value Fund in the table under the section entitled “PORTFOLIO MANAGERS – Disclosure of Securities Ownership” beginning on page 116 of the SAI:

Shares Beneficially Owned by		Dollar ($) Range of Shares Beneficially Owned by Portfolio Manager Because of Direct or Indirect Pecuniary Interest
Mark C. Sodergren	Large Cap Core Fund	$50,001-$100,000
Mark C. Sodergren	Large Cap Value Fund	$50,001-$100,000

Please retain this Supplement with your SAI for future reference.

COMBO SPT 8/17